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Exhibit 10.17

WRITTEN DESCRIPTION OF REGISTRANT'S
MANAGEMENT COMPENSATORY ARRANGEMENTS
PURSUANT TO ITEM 601(b)(10)(iii)(A)

        On July 30, 2003, the Registrant's Board of Directors approved management compensatory arrangements (that are not set forth in any formal document) that provided for an aggregate issuance of 548,627 shares of the Registrant's common stock in consideration of past services provided by certain employees in the third quarter of 2003. In accordance therewith, on July 30, 2003, the Registrant's Board of Directors approved, and the Registrant issued, an aggregate of 548,627 shares of common stock to 13 employees of the Registrant identified by the Board of Directors, including two employees who were named executive officers. The value of the consideration deemed received by the Registrant for each share granted was $0.01 per share, in accordance with Delaware law.

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  Exhibit 10.17
WRITTEN DESCRIPTION OF REGISTRANT'S MANAGEMENT COMPENSATORY ARRANGEMENTS PURSUANT TO ITEM 601(b)(10)(iii)(A)